EXHIBIT 10.4
THIRD AMENDMENT TO THE
COLUMBIA STATE BANK
ENDORSEMENT METHOD SPLIT DOLLAR AGREEMENT
(By and Between COLUMBIA STATE BANK and CLINTON STEIN )

This Third Amendment to the Columbia State Bank Endorsement Method Split Dollar Agreement (hereinafter “Third Amendment”) is made and entered into effective as of May 31, 2019, by and between Columbia State Bank (“Bank”) and Clinton Stein (“Insured"). This Third Amendment hereby amends the June 1, 2013 Columbia State Bank Endorsement Method Split Dollar Agreement by and between the parties (“Agreement”, and as previously amended), as follows:

Paragraph 6A of the Original Agreement shall be deleted in its entirety and shall be replaced with the following:

A. In the event Insured has not yet Separated From Service at the time of death, then, upon Insured’s death, Insured’s Beneficiary(ies) shall be entitled to receive an amount equal to the lesser of the following:

(i)	One Hundred percent (100%) NAR; or

(ii)
Ten (10) times the “Target Benefit Amount” as defined in Paragraph 2.26 of the First Amended and Restated Columbia State Bank Supplemental Executive Retirement Plan Agreement between the parties and with an effective date of February 27, 2015 (“SERP Agreement”, as amended). In addition, if Insured dies before attaining the Normal Retirement Age, the Target Benefit Amount shall reflect an assumed annual Base Salary increase of Three Percent (3%) on each anniversary of Insured’s death until such time as they would have attained the Normal Retirement Age. Any capitalized term that is not defined in the Agreement or any amendment thereto shall be defined as it is in the SERP Agreement.

To the extent that any paragraph, term, or provision of the Agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said Agreement.

IN WITNESS WHEREOF, the Insured and a duly authorized Bank officer have signed this Third Amendment as of the written date.

COLUMBIA STATE BANK

/s/ David Lawson Date: May 31, 2019
Authorized Bank Officer

/s/ Clint Stein Date: May 31, 2019
Insured- Signature